SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ]

Confidential, For Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust

(on behalf of Eaton Vance Atlanta Capital SMID-Cap Fund)

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

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(2)

Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

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[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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Shareholder Name

Address 1

Address 2

Address 3

EXTREMELY IMPORTANT

Re: EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Eaton Vance Atlanta Capital Horizon Growth Fund. This matter pertains to a proposed merger for the Fund which requires shareholder approval.

It is very important that we speak to you regarding this matter.  The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-416-0552 between 9:00 a.m. and 11:00 p.m. Eastern time Monday through Friday.  At the time of the call please reference the number listed below.

Thank you.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Eaton Vance Mutual Funds Trust

ID NUMBER:    1234567

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

Two International Place, Boston, Massachusetts 02110

September 16, 2015

Dear Shareholder:

The Board of Trustees of Eaton Vance Mutual Funds Trust o behalf of Eaton Vance Atlanta Capital Horizon Growth Fund (“Horizon Growth Fund”) has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on an important proposal affecting the Fund.  The Special Meeting is scheduled to be held on October 23, 2015 at the Fund’s offices Two International Place, Boston, Massachusetts 02110 at 2:00 p.m., Eastern Time.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement.  To view the proxy material electronically, please visit www.eatonvance.com and select “Individual Investor” followed by “Products” and then “Mutual Fund Documents.”  To simplify matters we have included another copy of the proxy ballot for your review and convenience. Should you have any questions regarding the proposal, please call 1 (866) 416-0552.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.

Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.

Vote via the Internet. Simply visit www.proxyonline.com and enter your control number found on the enclosed proxy ballot.

3.

Vote by Phone.  Simply dial 1 (888) 227-9349 and enter your control number found on the enclosed proxy ballot.

Thank you in advance for your participation.

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND

AST Fund Solutions

Level 1 Alternative Outreach Communications (AST VOICE)

[Start of Campaign Script]

Hello. This call is regarding your investment in the Eaton Vance Atlanta Capital Horizon Growth Fund. By now you should have received proxy material relating to the Special Meeting of Shareholders scheduled to take place on October 23rd.  We are calling to offer you a quick and convenient way of voting your proxy which will help the Eaton Vance Atlanta Capital Horizon Growth Fund achieve its Shareholder meeting objectives. To cast your vote with a live representative, please press 1.

To cast your vote with a live representative now, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or would like another copy of the proxy material, please press 2 now. For more information about your investment with the Eaton Vance Atlanta Capital Horizon Growth Fund please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of August 14, 2015 you owned one or more investments in the Eaton Vance Atlanta Capital Horizon Growth Fund. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 5]

Thank you for your consideration. Goodbye.

If you received this message on your answering machine you may contact us toll free at 1-866-416-0552 from 9 a.m. to 11 p.m. Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello. We are calling on behalf of your investment with the Eaton Vance Atlanta Capital Horizon Growth Fund. The Special Meeting of Shareholders is scheduled to take place on October 23rd and our records indicate that your vote has not been registered. To conveniently vote your shares by phone, please contact us at your earliest convenience at 1-866-416-0552 between the hours of 9 a.m. to 11 p.m. Eastern Time, Monday through Friday.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY

  Updated 09-15

EATON VANCE ATLANTA CAPITAL HORIZON GROWTH FUND LEVEL 1 SCRIPT

(Confirm receipt of proxy material)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-greet If necessary)

I am calling on behalf of your current investment with the Eaton Vance Atlanta Capital Horizon Growth Fund. You were recently sent proxy materials for the Special Meeting of Shareholders scheduled to take place on October 23rd, 2015.

Have you received this information? (Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “In Favor”.

If “No” or negative response:

I would be happy to review the proposal with you and record your vote by phone; however, you do also have the option of voting along with the Board’s Recommendation of “In Favor”.

Would you like to vote along with the Board’s Recommendation?

(Pause for response)

(Review voting options with Shareholder If necessary)

If we identify any additional accounts you hold in the Eaton Vance Atlanta Capital Horizon Growth Fund before the meeting takes place, would you like us to vote those accounts in the same manner as well?

(Pause for response)

*Confirmation – I am recording your (Recap Voting Instructions).

 For confirmation purposes:

•

Please state your full name. (Pause)

•

According to our records, you reside in (city, state, zip code). (Pause)

•

To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you.  You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records.  If you should have any questions, please call the toll free number listed on this confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY

  Updated 09-15